                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                              March 11, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                       CONSOLIDATION CAPITAL CORPORATION
              ---------------------------------------------------
              (Exact name of Registrant Specified in its Charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                                   000-23421
                             ---------------------
                             (Commission File No.)


                                  52-2054952
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                    (I.R.S. Employer Identification Number)



       1747 Pennsylvania Avenue, N.W., Suite 900, Washington, D.C. 20006
      -----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (202) 955-5490
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             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 11, 1998, Consolidation Capital Corporation (the "Company") consummated the acquisitions of Garfield Electric Company ("Garfield"), Indecon, Inc. ("Indecon"), Riviera Electric Construction Co., ("Riviera"), SKC Electric, Inc. ("SKC"), Town & Country Electric Inc. ("Town & Country"), Tri-City Electrical Contractors, Inc. ("Tri-City") and Wilson Electric Company, Inc. ("Wilson"). The aggregate consideration paid by the Company for these acquisitions was $72.9 million in cash and 3,355,908 shares of common stock. In addition, there is the potential for the payment of up to an additional $37.0 million in cash and shares of common stock based on the performance of the acquired businesses as a group. Additional information relating to the acquisitions of Garfield, Indecon, Riviera, SKC, Town & Country, Tri-City and Wilson has been reported previously in the Company's Pre-Effective Amendment No.1 to Post Effective Amendment No.2 of the Registration Statement on Form S-1, filed with the Securities and Exchange Commission ("SEC") on March 5, 1998, and has been omitted pursuant to General Instruction B.3 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

        (i) Consolidated financial statements of Garfield as of December 31, 1996 and 1997 and for the years then ended.*
       (ii) Consolidated financial statements of Indecon as of December 31, 1996 and 1997 and for the years then ended.*
      (iii) Consolidated financial statements of Riviera as of December 31, 1996 and 1997 and for the years then ended.*
      (iv) Consolidated financial statements of SKC as of December 31, 1996 and 1997 and for the years then ended and the three months ended December 31, 1995.*
       (v) Consolidated financial statements of Town & Country as of December 31, 1996 and 1997 and for the years then ended.*
      (vi) Consolidated financial statements of Tri-City as of December 31, 1996 and 1997 and for the years then ended.*
     (vii) Consolidated financial statements of Wilson as of November 30, 1995, 1996 and 1997 and for the years then ended.*



__________________

* Previously filed in Pre-Effective Amendment No.1 to Post Effective No.2 of the Registration Statement on Form S-1, filed on March 5, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.
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(b)  Pro Forma Financial Information

     Pro forma financial information as of December 31, 1997 and for the year then ended.*
(c)  Exhibits

     (i) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC2 Acquisition Co., SKC Electric, Inc. and the stockholders named therein (Exhibit
            2.01 of the Company's Pre- Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

     (ii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC3 Acquisition Co., Riviera Electric Construction Co. and the stockholders named therein (Exhibit 2.02 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

     (iii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC4 Acquisition Co., Garfield Electric Company and the stockholders named therein (Exhibit 2.03 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

     (iv) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC5 Acquisition Co., Indecon, Inc. and the stockholders named therein (Exhibit 2.04 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).




__________________
* Previously filed in Pre-Effective Amendment No.1 to Post Effective
No.2 of the Registration Statement on Form S-1, filed on March 5, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.
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     (v)    Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC6 Acquisition
            Co., Tri-City Electrical Contractors, Inc. and the stockholders named therein (Exhibit 2.05 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

     (vi) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC Acquisition Co., 6, Town & Country Electric, Inc. and the stockholders named therein (Exhibit 2.06 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

     (vii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC8 Acquisition Co., Wilson Electric Company, Inc. and the stockholders named therein (Exhibit 2.07 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONSOLIDATION CAPITAL CORPORATION

Dated:  March 24 , 1998       By: /s/   F. Traynor Beck
                                  ----------------------
                                  F. Traynor Beck
                                  Executive Vice President, General Counsel
                                     and Secretary
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                               EXHIBIT INDEX

Exhibit
-------

2.01 Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC2 Acquisition Co., SKC Electric, Inc. and the stockholders named therein (Exhibit 2.01 of the Company's Pre-Effective Amendment NO. 1 to Post Effective NO. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

2.02    Agreement and Plan of Reorganization, dated as of February 27,
        1998, by and among Consolidation Capital Corporation, CCC3 Acquisition Co., Riviera Electric Construction Co. and the stockholders named therein (Exhibit 2.02 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).


2.03 Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC4 Acquisition Co., Garfield Electric Company and the stockholders named therein (Exhibit
        2.03 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

2.04 Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC5 Acquisition Co., Indecon, Inc. and the stockholders named therein (Exhibit
        2.04 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

2.05 Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC6 Acquisition Co., Tri-City Electrical Contractors, Inc. and the stockholders named therein (Exhibit 2.05 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).

2.06 Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC Acquisition Co., 6, Town & Country Electric, Inc. and the stockholders named therein (Exhibit 2.06 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
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2.07    Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC8 Acquisition Co., Wilson Electric Company, Inc. and the stockholders named therein (Exhibit 2.07 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).